UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 18, 2006

SPECTRE GAMING, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-25764	41-1675041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14200 23rd Avenue N.
Minneapolis, MN 55447
(Address of principal executive offices)

(763) 553-7601
(Registrant's telephone number, including area code)

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

On Friday, August 18, 2006, Spectre Gaming, Inc. (the “Company”) offered and sold an aggregate of $8,242,549 in Variable Rate Convertible Debentures (the “Debentures”), together with warrants to purchase an aggregate of 10,343,474 shares of the Company’s common stock, solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933.

In connection with the private placement, the Company entered into a Securities Purchase Agreement with purchasers of the securities pursuant to which Debentures were offered and sold in exchange for cash subscriptions, the surrender and cancellation of certain bridge promissory notes, and the surrender and cancellation of certain shares of Series B Variable Rate Convertible Preferred Stock. The Securities Purchase Agreement contains customary representations, warranties and covenants and provides for the conversion of Debentures into common stock at a conversion price of $1.00 per share, subject to adjustment as provided in the Debentures. In the transaction, the Company received gross cash subscriptions aggregating approximately $4,434,118, surrendered bridge promissory notes (plus accrued interest thereon) aggregating approximately $737,784, and surrendered Series B Variable Rate Convertible Preferred Stock (plus accrued dividends thereon) aggregating approximately $3,070,976.

As indicated above, the Company delivered five-year warrants to purchase an aggregate if 10,343,474 shares of the Company’s common stock at $1.10 per share to purchasers of the Debentures. The warrants contain customary provisions for adjustment to the exercise price in the event of stock splits, combinations and dividends, and include certain cashless-exercise provisions. The warrants also contain anti-dilution adjustments to the exercise price and number of common shares issuable upon exercise in the event of certain dilutive issuances of equity securities.

In connection with the private placement, the Company entered into a Registration Rights Agreement with the purchasers of the securities, pursuant to which the Company agreed to file a registration statement with the SEC within 45 days of the closing and use its best efforts to obtain effectiveness of the registration statement thereafter. The registration statement will cover the resale of shares of common stock underlying the Debentures and warrants. The Company’s failure to abide by the filing, effectiveness and certain other covenants contained in the Registration Rights Agreements will result in the Company’s obligation to pay liquidated damages in the form of cash or common stock at the rate of one percent of the subscription amount of each purchaser for any initial failure, and two percent of the subscription amount of each purchaser for each failure continuing more than 30 days (and for each 30-day period thereafter).

Copies of the forms of the Securities Purchase Agreement, the Debentures, the warrants and the Registration Rights Agreement are being filed as exhibits to this current report.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

Item 3.02 Unregistered Sales of Equity Securities.

As indicated under Item 1.01 above, on Friday, August 18, 2006, the Company offered and sold an aggregate of $8,242,549 in Debentures, together with warrants to purchase an aggregate of 10,343,474 shares of the Company’s common stock at a per-share price of $1.10, solely to accredited investors in a private placement offering exempt from registration under the Securities Act of 1933. Both the conversion price of the Debentures ($1.00) and the exercise price of the warrants are subject to adjustment as provided therein.

In the transaction, the Company received gross cash subscriptions aggregating approximately $4,434,118, surrendered bridge promissory notes (plus accrued interest thereon) aggregating approximately $737,784, and surrendered Series B Variable Rate Convertible Preferred Stock (plus accrued dividends thereon) aggregating approximately $3,070,976. In connection with the closing, the Company paid two non-exclusive placement agents commissions and expenses aggregating approximately $395,393, and paid other non-legal offering expenses of approximately $4,000.

Neither the securities offered and sold in the private placement nor the shares of common stock underlying such securities were registered under the Securities Act, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company offered and sold the above-referenced securities in reliance on the statutory exemption from registration in Section 4(2) of the Securities Act, and on Rule 506 under the Securities Act. The disclosure about the private placement and related agreements contained in this report does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company, and is made only as required under applicable rules for filing current reports with the SEC, and as permitted under Rule 135c under the Securities Act.

Item 8.01 Other Events.

On August 18, 2006, the Company issued a press release relating the financing transaction described in Items 1.01 and 3.02 of this current report. A copy of the press release is being filed as an exhibit to this current report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

10.1
Form of Securities Purchase Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

10.2	Form of Debenture issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.3	Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.4
Form of Registration Rights Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

99.1	Press Release dated August 18, 2006.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRE GAMING, INC.

Date: August 21, 2006	By:	/s/ Kevin M. Greer

Name: Kevin M. Greer Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Form of Securities Purchase Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

10.2	Form of Debenture issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.3	Form of Common Stock Purchase Warrant issued to purchasers in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 18, 2006.

10.4
Form of Registration Rights Agreement by and between Spectre Gaming, Inc. and each purchaser in the private placement described in Items 1.01 and 3.02 of this current report, dated as of August 17, 2006.

99.1	Press Release dated August 18, 2006.